UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 19, 2009

Date of Report (Date of earliest event reported)

CROWN MEDIA HOLDINGS, INC.

(Exact name of Registrant as Specified in Charter)

Delaware	000-30700	84-1524410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Ventura Boulevard

Studio City, California 91604

(Address of Principal Executive Offices)

(818) 755-2400

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                    DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 19, 2009, Crown Media Holdings, Inc. (the “Company”) announced that David Kenin will resign from his position as Executive Vice President, Programming, of the Company effective May 31, 2009 (the “Resignation Date”).  Barbara Fisher, Senior Vice President, Original Programming and Michelle Vicary, Senior Vice President, Acquisitions and Scheduling will share Mr. Kenin’s responsibilities until such time as a successor is identified.

In connection with the foregoing, the Company has entered into a resignation agreement with Mr. Kenin dated May 19, 2009 (the “Resignation Agreement”), which includes the following provisions:

•                  (i) The continued payment of the regular installments of Mr. Kenin’s salary through December 31, 2009 (a total of $523,076.96), (ii) Mr. Kenin’s salary through May 31, 2010 in one lump sum payable on January 15, 2010 (a total of $346,538.49) and (iii) the continuation of benefits through the Resignation Date.

•                  The payment of a pro rated annual bonus, determined by the Company, for the 2009 calendar year for the period up to the Resignation Date.

•                  An amount equal to accrued but unused vacation/personal time will be paid within ten (10) days of the Resignation Date.

In connection with Mr. Kenin’s Resignation Agreement, the employment agreement, as amended, between the Company and Mr. Kenin will terminate on May 31, 2009, prior to the expiration date thereof (i.e., December 31, 2009), except for one part dealing with non-solicitation of employees and similar matters.  Mr. Kenin’s Employment Agreement, dated December 20, 2001, and certain amendments to that Agreement were filed with the SEC on May 15, 2003, as Exhibit 10.6 to the Company’s Quarterly Report on Form 10-Q, on December 8, 2004 as Exhibit 10.1 to the Company’s Current Report on Form 8-K and on June 26, 2007 as Exhibit 10.1 to the Company’s Current Report on Form 8-K.

The above summary of the Resignation Agreement is qualified in its entirety by reference to the Agreement which is attached as an exhibit to this Report and incorporated herein by reference.

ITEM 9.01                                    FINANCIAL STATEMENTS AND EXHIBITS.

A list of exhibits filed herewith is contained on the Exhibit Index, which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CROWN MEDIA HOLDINGS, INC.
(Registrant)

Date	May 21, 2009	By	/s/ Charles L. Stanford
Charles L. Stanford
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1	Resignation Agreement dated May 19, 2009, between Crown Media Holdings, Inc. and David Kenin.

99.1	Press release issued on May 19, 2009, announcing David Kenin’s resignation effective May 31, 2009.